================================================================================

                     U.S. Securities and Exchange Commission
                             Washington, D. C. 20549
                    ----------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 13, 2001

                           LAIDLAW GLOBAL CORPORATION
             (Exact Name of Registrant as specified in its charter)



            Delaware                  33-37203-D               13-4093923
(State or other jurisdiction      (Commission File            (IRS Employer
       of Incorporation)               Number)            Identification Number)



                 100 Park Avenue, New York, NY                      10017
           (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code (212) 376-8800

Item 2.  Acquisition or Disposition of Assets

         As previously reported in the Current Report on Form 8-K of Laidlaw Global Corporation (the "Company") dated April 26, 2001 (the "Initial Agreement"), the Company entered into an agreement dated as of April 19, 2001 to sell all of the shares of common stock of Westminster Securities Corporation ('Westminster"), held by the Company (the "Westminster Shares"), to members of Westminster's management (the "Transaction"), subject to the approval of the New York Stock Exchange (the "Exchange"). Westminster was a subsidiary of the Company. Certain changes required by the Exchange and certain changes negotiated by the parties were incorporated into an Amended and Restated Stock Purchase Agreement dated June 7, 2001 (the "Final Agreement"). The material financial terms of the Transaction remained the same, but at the request of the Exchange, the Westminster Shares were sold to Westminster rather than to members of management. In addition, the Company indemnified Westminster, for a period of three years, for losses that may arise from Laidlaw's loss of the stock certificate representing the Westminster Shares. This indemnification obligation is collateralized by the sums due Laidlaw under a $300,000 promissory note of Westminster given as partial consideration for the Westminster Shares. While the Transaction closed in escrow on June 12, 2001 and documents and consideration were released from escrow on June 13, 2001, the parties agreed to treat May 31, 2001 as the effective date of the Transaction for financial purposes.

         The consideration payable to the Company for the Westminster Shares was the same under the Final Agreement as that provided for in the Initial Agreement. This consideration consisted of: Prepayment of $600,000 in indebtedness of Westminster to the Company; payment of $100,000 in cash at the closing of the Transaction; and payment of $300,000 plus interest at 10% per annum payable in two installments of principal of $150,000 and interest due on April 19, 2002 and April 19, 2003; and transfer to the Company of the 4,500,000 shares of its common stock owned by members of Westminster's management. The consideration for the Transaction was determined on the basis of a return by Westminster and the Company to each other of the consideration given pursuant when Westminster became a subsidiary of the Company in July 1999, plus additional amounts to reflect incremental increases in value determined by the parties.

         The members of Westminster's management are John P. O'Shea, its President, Chief Operating Officer and a director, Daniel Luskind, Co-Chairman of the Westminster Board, and Henry Krauss, its Secretary and Co-Chairman. Following the Transaction, Messrs. O'Shea, Luskind and Krauss, as the only shareholders of Westminster prior to the Transaction other than the Company, became the owners of all outstanding stock of Westminster. As previously reported by the Company, Mr. O'Shea resigned as a director of the Company effective April 11, 2001.

         Westminster is a comprehensive professional investment services corporation whose principal activities are investment banking, institutional and retail brokerage, market making and asset management. Westminster is a member of the NASD, the Exchange and SIPC.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (b)  Pro forma financial information

         The following unaudited pro forma condensed consolidated financial statements are filed with this Report:

                                                                                      Page
                                                                                      ----
         Pro Forma Condensed Consolidated Balance Sheet as at March 31, 2001.........  F-1
         Pro Forma Condensed Consolidated Statements of Earnings:
                  Year Ended December 31, 2000........................................ F-2
                  Three Months Ended March 31, 2000................................... F-3
                  Three Months Ended March 31, 2001................................... F-4

                         PRO FORMA FINANCIAL INFORMATION
                    LAIDLAW GLOBAL CORPORATION & SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT MARCH 31, 2001
                                   (UNAUDITED)

                                                                               Pro Forma Adjustments
                                                           Historical         WSC (a)           Others            Pro Forma
                                                          ------------     ------------      -----------         -----------
                        ASSETS:
                        -------
Cash and cash equivalents                                 $  2,002,467     $    175,017      $   700,000 (b)     $ 2,527,450
Receivable from clearing broker and other receivables        3,278,334          789,076          300,000 (b)       2,789,258
Securities owned, at market value                              931,319          648,643               --             282,676
Equipment and leasehold improvements at cost, net of
   accumulated depreciation and amortization                 4,850,556          159,119               --           4,691,437
Goodwill, net of accumulated amortization                    6,875,999                0       (3,288,636)(c)       3,587,363
Deposits and secured demand notes                            1,347,537        1,215,480          600,000 (c)         732,057
Prepaid and other                                            1,940,295           83,981         (600,000)(d)       1,305,648
                                                                                                  50,834 (g)
                                                                                                  (9,000)(f)
                                                                                                   7,500 (e)
                                                          ------------------------------------------------------------------

Total assets                                              $ 21,226,507      $ 3,071,316      $(2,239,302)        $15,915,889
                                                          ==================================================================

           LIABILITIES & STOCKHOLDERS' EQUITY:
           -----------------------------------

Notes payable                                             $  1,368,585               --               --         $ 1,368,585
Accounts payable and accrued expenses                        2,555,642       $  462,070      $    50,834(g)        2,144,406
Deferred compensation                                        1,449,463               --                            1,449,463
Deferred expense                                             1,137,774               --               --           1,137,774
Securities sold but not yet purchased, at market value         485,853          485,853                                   --
Other                                                        1,315,730               --               --           1,315,730
                                                          ------------------------------------------------------------------

                                                             8,313,047          947,923           50,834           7,415,958
                                                          ------------------------------------------------------------------

Commitments and contingencies
Subordinated borrowings                                        600,000        1,200,000          600,000 (d)              --
Minority interest                                            3,938,107               --         (168,073)(c)       3,770,034


STOCKHOLDERS' EQUITY/(DEFICIT)
-----------------------------

Common Stock,                                                      275               --              (45)(c)             230
Additional Paid-In-Capital                                  34,892,352               --       (1,889,955)(c)      33,002,397
Treasury stock, at cost                                       (280,646)              --               --            (280,646)
Retained Earnings (Deficit)                                (26,236,628)         923,393         (832,063)(c)     (27,992,084)
                                                          ------------------------------------------------------------------

TOTAL STOCKHOLDERS' EQUITY                                   8,375,353          923,393       (2,722,063)          4,729,897
                                                          ------------------------------------------------------------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                  $ 21,226,507       $3,071,316     ($ 2,239,302)       $ 15,915,889
                                                          ==================================================================

(a)   Reflects the elimination of Westminster Securities Corporation.

(b) Reflects consideration of $100,000 cash paid, prepayment of the $600,000 secured demand note, and a two-year promissory note in the principal amount of $300,000 bearing a 10% annual interest rate and payable in two installments pursuant to the amended and restated stock purchase agreement dated June 7, 2001.

(c) Reflects the elimination of the investment in WSC and the corresponding goodwill and accumulated amortization.

(d) Reflects the prepayment of the secured demand note by WSC in the amount of $600,000 and the return of the secured demand note collateral.

(e) Reflects interest receivable on $300,000 promissory note due from WSC as of March 31, 2001.

(f) Reflects the reversal of the interest for the period on the secured demand note from WSC.

(g) Reflects the elimination of the amounts due from WSC for communication and other services.

                         PRO FORMA FINANCIAL INFORMATION
                    LAIDLAW GLOBAL CORPORATION & SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2001
                                   (UNAUDITED)

                                                                             Pro Forma Adjustments
                                                           Historical       WSC (a)            Others        Pro Forma
                                                           ----------     -----------        ----------     -----------
REVENUE
-------
   Commissions                                            $ 2,925,167      $1,463,967                       $ 1,461,200
   Trading gains, net                                         162,437         188,562                           (26,125)
   Asset management fees                                    1,333,280              --                         1,333,280
   Interest and other                                         178,906          73,179     $     7,500 (c)         8,465
                                                                                               (9,000)(d)
                                                                                              (95,762)(b)
                                                          --------------------------------------------------------------

         Total Revenue                                      4,599,790       1,725,708         (97,262)         2,776,820
                                                          --------------------------------------------------------------

EXPENSES
--------
   Commissions                                              1,285,852         578,745                            707,107
   Salary and benefits                                      2,106,693         256,532                          1,850,161
   Professional fees                                          393,190          91,208                            301,982
   Communications and information systems                     546,468         267,642                            278,826
   Clearing fees                                              257,044         156,993                            100,051
   Rent and utilities                                         425,582          30,000                            395,582
   Client-related marketing                                    85,992           1,841                             84,151
   Depreciation and amortization                              659,709           9,000         (62,050)(e)        588,659
   Other                                                      853,121         429,797                            423,324
   Loss on disposal of Westminster                                 --              --       1,981,393 (f)      1,981,393
                                                          --------------------------------------------------------------

         Total Expenses                                     6,613,651       1,821,758       1,919,343          6,711,236
                                                          --------------------------------------------------------------

         (Loss) income before minority interest            (2,013,861)        (96,050)     (2,016,605)        (3,934,416)

Minority interest                                             539,036              --            (288)(b)        538,748
                                                          --------------------------------------------------------------

         (Loss) income before income                       (1,474,825)        (96,050)     (2,016,893)        (3,395,668)
Income tax                                                         --              --                                 --
                                                          --------------------------------------------------------------

         NET (LOSS) INCOME                                $(1,474,825)    $   (96,050)    $(2,016,893)       $(3,395,668)
                                                          ==============================================================

Net (loss) income per share                               $     (0.05)    $        --     $        --        $     (0.15)
                                                          ==============================================================

Weighted average number of shares outstanding - basic      27,074,429              --      (4,500,000)(g)     22,574,429
                                                          ==============================================================


(a) Reflects the elimination of revenue and expenses of WSC for the entire period.

(b) Reflects the elimination of the Company's recorded share in the profit and loss of WSC.

(c) Reflects interest receivable on $300,000 promissory note due from WSC as of March 31, 2001.

(d) Reflects the reversal of the interest for the period on the secured demand note from WSC.

(e)   Reflects reversal of amortization of goodwill for the period.

(f) Reflects loss pertinent to the disposition of ownership in WSC as of March 31, 2001.

(g) Reflects the transfer of the shares of the Company's common stock pursuant to the Amended and Restated Stock Purchase Agreement dated June 7, 2001.

                         PRO FORMA FINANCIAL INFORMATION
                    LAIDLAW GLOBAL CORPORATION & SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      TWELVE MONTHS ENDED DECEMBER 31, 2000
                                   (UNAUDITED)

                                                                                Pro Forma Adjustments
                                                              Historical         WSC (a)         Others         Pro Forma
                                                             ------------     -----------     -----------     ------------
REVENUE
-------
   Commissions                                               $ 11,415,405      $6,817,060     $        --     $  4,598,345
   Trading gains, net                                           4,060,809         532,467                        3,528,342
    Investment and corporate finance fees                       1,936,390          83,385                        1,853,005
    Asset management fees                                       5,517,140              --                        5,517,140
    Interest and other                                          1,137,446         265,967          30,000  (b)   1,888,408
                                                                                                  (36,000) (c)
                                                                                                  322,929  (b)
                                                             -------------------------------------------------------------

            Total Revenue                                    $ 24,067,190      $7,698,879     ($  316,929)    $ 16,685,240
                                                             -------------------------------------------------------------

EXPENSES
--------
   Commissions                                                  6,749,087       2,354,481                        4,394,606
   Salary and benefits                                          8,821,335       1,900,208                        6,921,127
   Professional fees                                            2,100,034         186,171                        1,913,863
   Communications and information systems                       2,448,442         700,543                        1,747,899
   Clearing fees                                                1,689,955         836,486                          853,469
   Rent and utilities                                           1,479,025         125,460                        1,353,565
   Client-related marketing                                     1,997,476          64,640                        1,932,836
   Depreciation and amortization                                2,155,804          24,692        (248,199) (d)   1,882,913
   Other                                                        2,858,732         982,297                        1,876,435
   Loss on disposal of Westminster                                                     --       2,325,353  (f)   2,325,353
                                                             -------------------------------------------------------------

        Total Expenses                                         30,299,890       7,174,978       2,077,154       25,202,066
                                                             -------------------------------------------------------------

        (Loss) income before minority interest                 (6,232,700)        523,901      (1,760,225)      (8,516,826)

Minority interest                                               1,465,122              --             975 (e)     1,466,097
                                                             -------------------------------------------------------------

        (Loss) income before income                            (4,767,578)        523,901      (1,759,250)      (7,050,729)

Income tax                                                       (944,976)       (200,000)                        (744,976)
                                                             -------------------------------------------------------------

        NET (LOSS) INCOME                                    $ (5,712,554)    $   323,901     $(1,759,250)    $ (7,795,705)
                                                             =============================================================

Net (loss) income per share                                  $     (0.21)     $         --                    $      (0.35)
                                                             =============================================================
Weighted average number of shares outstanding - basic         26,966,363                --     (4,500,000)(g)   22,466,363
                                                             =============================================================



(a) Reflects the elimination of the revenue and expenses of WSC for the entire period.

(b) Reflects interest receivable on $300,000 promissory note due from WSC as of December 31, 2000.

(c) Reflects the reversal of the interest for the period on the secured demand note from WSC.

(d)   Reflects reversal of amortization of goodwill for the period.

(e) Reflects the elimination of the Company's recorded share in the profit and loss of WSC.

(f) Reflects loss pertinent to the disposition of ownership in WSC as of December 31, 2000.

(g) Reflects the transfer of the shares of the Company's common stock pursuant to the Amended and Restated Stock Purchase Agreement dated June 7, 2001.

                         PRO FORMA FINANCIAL INFORMATION
                    LAIDLAW GLOBAL CORPORATION & SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2000
                                   (UNAUDITED)

                                                                              Pro Forma Adjustment
                                                              History         WSC (a)         Others        Pro Forma
                                                            -----------    -----------     ----------      -----------
REVENUE
-------
   Commissions                                              $ 7,263,529     $2,282,260                     $ 4,981,269
   Trading gains, net                                           130,504        215,344                         (84,840)
   Investment and corporate finance fees                      1,697,720             --                       1,697,720
   Asset management fees                                      1,385,727             --                       1,385,727
   Interest and other                                           389,516        128,800     $   351,118 (b)     610,334
                                                                                                (9,000)(c)
                                                                                                 7,500 (d)
                                                            ----------------------------------------------------------

            Total Revenue                                   $10,866,996      2,626,404         349,618       8,590,210
                                                            ----------------------------------------------------------

EXPENSES
--------
   Commissions                                                3,438,299        704,918                       2,733,381
   Salary and benefits                                        2,462,464        660,879                       1,801,585
   Professional fees                                            432,508        100,168                         332,340
   Communications and information systems                       430,460        106,970                         323,490
   Clearing fees                                                578,715        270,462                         308,253
   Rent and utilities                                           437,546         30,000                         407,546
   Client-related marketing                                     422,764         24,712                         398,052
   Depreciation and amortization                                389,203          4,600         (62,050)(e)     322,553
   Other                                                        897,132        371,520                         525,612
   Loss on disposal of Westmnister                                                  --       2,353,542 (f)   2,353,542
                                                            ----------------------------------------------------------

         Total Expenses                                       9,489,091      2,274,229       2,291,492       9,506,354
                                                            ----------------------------------------------------------

         (Loss) income before minority interest               1,377,905        352,175      (1,941,874)       (916,144)

Minority interest                                               180,649             --           1,057 (b)     181,706
                                                            ----------------------------------------------------------

         (Loss) income before income                          1,558,554        352,175      (1,940,817)       (734,438)
Income tax                                                           --             --                               0
                                                            ----------------------------------------------------------

         NET (LOSS) INCOME                                  $ 1,558,554    $   352,175     $(1,940,817)    $  (734,438)
                                                            ==========================================================

Net (loss) income per share                                 $      0.06    $        --                     $   (0.03)
                                                            =============================================================
Weighted average number of shares outstanding - shares        26,690,513                --  (4,500,000)(g)  22,190,513
                                                            =============================================================


(a) Reflects the elimination of revenue and expenses of WSC for the entire period.

(b) Reflects the elimination of the Company's recorded share in the profit and loss of WSC.

(c) Reflects the reversal of the interest for the period on the secured demand note from WSC.

{d} Reflects interest receivable on $300,000 promissory note due from WSC as of March 31, 2000.

(e)   Reflects reversal of amortization of goodwill for the period.

(f) Reflects loss pertinent to the disposition of ownership in WSC as of March 31, 2000.

(g) Reflects the transfer of the shares of the Company's common stock pursuant to the Amended and Restated Stock Purchase Agreement dated June 7, 2001.

         (c)  Exhibits

         2.4 Amended and Restated Stock Purchase Agreement dated as of June 7, 2001 among the Company, Westminster, John P. O'Shea, Daniel Luskind and Henry S. Krauss.

         2.5 Indemnification Agreement, Lost Stock Certificate, dated June 12, 2001, between the Company and Westminster.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LAIDLAW GLOBAL CORPORATION

June 29, 2001                               By:  /s/ Roger Bendelac
                                                 -------------------------------
                                                 Roger Bendelac
                                                 Chief Executive Officer